Exhibit 99.2

Second Quarter 2026 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 1 of 19

Consolidated Financial Highlights (1)
	Three Months Ended					Six Months Ended
(Unaudited, 000s, except per share information)	6/30/2026	6/30/2025	% Change	3/31/2026	% Change	6/30/2026	6/30/2025	% Change
Net revenues	$1,450,804	$1,284,286	13.0%	$1,478,161	(1.9%)	$2,928,965	$2,539,755	15.3%
Net income	$226,477	$155,055	46.1%	$251,419	(9.9%)	$477,896	$208,047	129.7%
Preferred dividends	9,321	9,321	0.0%	9,320	0.0%	18,641	18,641	0.0%

Net income available to common shareholders	$217,156	$145,734	49.0%	$242,099	(10.3%)	$459,255	$189,406	142.5%
Earnings per diluted common share	$1.40	$0.94	48.9%	$1.54	(9.1%)	$2.95	$1.26	134.1%
Earnings per diluted common share available to common shareholders	$1.34	$0.89	50.6%	$1.48	(9.5%)	$2.83	$1.15	146.1%
Non-GAAP financial summary (2):
Net revenues	$1,453,304	$1,284,378	13.2%	$1,441,522	0.8%	$2,894,826	$2,539,833	14.0%
Net income	$238,620	$194,947	22.4%	$246,797	(3.3%)	$485,417	$258,503	87.8%
Preferred dividends	9,321	9,321	0.0%	9,320	0.0%	18,641	18,641	0.0%

Net income available to common shareholders	$229,299	185,626	23.5%	237,477	(3.4%)	466,776	239,862	94.6%
Earnings per diluted common share	$1.48	$1.19	24.4%	$1.51	(2.0%)	$2.99	$1.57	90.4%
Earnings per diluted common share available to common shareholders	$1.42	$1.14	24.6%	$1.45	(2.1%)	$2.87	$1.46	96.6%

Weighted average number of common shares outstanding:
Basic	154,234	155,024	(0.5%)	155,508	(0.8%)	154,869	156,074	(0.8%)
Diluted	161,631	163,271	(1.0%)	163,444	(1.1%)	162,556	164,687	(1.3%)
Period end common shares outstanding	151,589	153,285	(1.1%)	153,817	(1.4%)	151,589	153,285	(1.1%)
Cash dividends declared per common share	$0.34	$0.31	9.7%	$0.34	0.0%	$0.68	$0.62	9.7%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 2 of 19

GAAP Consolidated Results of Operations (1)

	Three Months Ended					Six Months Ended
(Unaudited, 000s, except per share information)	6/30/2026	6/30/2025	% Change	3/31/2026	% Change	6/30/2026	6/30/2025	% Change
Revenues:
Commissions	$221,462	$200,669	10.4%	$207,834	6.6%	$429,296	$394,339	8.9%
Principal transactions	140,091	172,603	(18.8%)	150,221	(6.7%)	290,312	314,263	(7.6%)

Transactional revenues	361,553	373,272	(3.1%)	358,055	1.0%	719,608	708,602	1.6%
Capital raising	174,456	106,155	64.3%	122,974	41.9%	297,430	206,627	43.9%
Advisory	157,498	127,305	23.7%	218,438	(27.9%)	375,936	264,775	42.0%

Investment banking	331,954	233,460	42.2%	341,412	(2.8%)	673,366	471,402	42.8%
Asset management	456,630	403,608	13.1%	459,457	(0.6%)	916,087	813,149	12.7%
Other income	12,549	3,690	240.1%	55,679	(77.5%)	68,228	14,271	378.1%

Operating revenues	1,162,686	1,014,030	14.7%	1,214,603	(4.3%)	2,377,289	2,007,424	18.4%
Interest revenue	476,093	477,056	(0.2%)	451,049	5.6%	927,142	952,688	(2.7%)

Total revenues	1,638,779	1,491,086	9.9%	1,665,652	(1.6%)	3,304,431	2,960,112	11.6%
Interest expense	187,975	206,800	(9.1%)	187,491	0.3%	375,466	420,357	(10.7%)

Net revenues	1,450,804	1,284,286	13.0%	1,478,161	(1.9%)	2,928,965	2,539,755	15.3%

Non-interest expenses:
Compensation and benefits	833,018	774,936	7.5%	848,334	(1.8%)	1,681,352	1,507,156	11.6%
Occupancy and equipment rental	100,555	95,678	5.1%	99,695	0.9%	200,250	186,444	7.4%
Communication and office supplies	46,341	47,847	(3.1%)	51,021	(9.2%)	97,362	97,360	0.0%
Commissions and floor brokerage	15,039	17,146	(12.3%)	15,041	(0.0%)	30,080	33,952	(11.4%)
Provision for credit losses	12,538	8,328	50.6%	6,535	91.9%	19,073	20,348	(6.3%)
Investment banking expenses	12,495	8,989	39.0%	8,546	46.2%	21,041	17,536	20.0%
Other operating expenses	131,380	117,542	11.8%	122,917	6.9%	254,297	399,775	(36.4%)

Total non-interest expenses	1,151,366	1,070,466	7.6%	1,152,089	(0.1%)	2,303,455	2,262,571	1.8%
Income before income taxes	299,438	213,820	40.0%	326,072	(8.2%)	625,510	277,184	125.7%
Provision for income taxes	72,961	58,765	24.2%	74,653	(2.3%)	147,614	69,137	113.5%

Net income	226,477	155,055	46.1%	251,419	(9.9%)	477,896	208,047	129.7%
Preferred dividends	9,321	9,321	0.0%	9,320	0.0%	18,641	18,641	0.0%

Net income available to common shareholders	$217,156	$145,734	49.0%	$242,099	(10.3%)	$459,255	$189,406	142.5%

Earnings per common share:
Basic	$1.41	$0.94	50.0%	$1.56	(9.6%)	$2.97	$1.21	145.5%
Diluted	$1.34	$0.89	50.6%	$1.48	(9.5%)	$2.83	$1.15	146.1%
Weighted average number of common shares outstanding:
Basic	154,234	155,024	(0.5%)	155,508	(0.8%)	154,869	156,074	(0.8%)
Diluted	161,631	163,271	(1.0%)	163,444	(1.1%)	162,556	164,687	(1.3%)
Cash dividends declared per common share	$0.34	$0.31	9.7%	$0.34	0.0%	$0.68	$0.62	9.7%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 3 of 19

Non-GAAP Condensed Consolidated Results of Operations (1) (2)

	Three Months Ended					Six Months Ended
(Unaudited, 000s, except per share information)	6/30/2026	6/30/2025	% Change	3/31/2026	% Change	6/30/2026	6/30/2025	% Change

Non-GAAP net revenues	$1,453,304	$1,284,378	13.2%	$1,441,522	0.8%	$2,894,826	$2,539,833	14.0%
Non-GAAP non-interest expenses:
Non-GAAP compensation and benefits	828,384	744,949	11.2%	828,875	(0.1%)	1,657,259	1,473,113	12.5%
Non-GAAP non-compensation operating expenses	309,427	278,192	11.2%	292,568	5.8%	601,995	729,458	(17.5%)

Total non-GAAP non-interest expenses	1,137,811	1,023,141	11.2%	1,121,443	1.5%	2,259,254	2,202,571	2.6%
Non-GAAP income before income taxes	315,493	261,237	20.8%	320,079	(1.4%)	635,572	337,262	88.5%
Non-GAAP provision for income taxes	76,873	66,290	16.0%	73,282	4.9%	150,155	78,759	90.7%

Non-GAAP net income	238,620	194,947	22.4%	246,797	(3.3%)	485,417	258,503	87.8%
Preferred dividends	9,321	9,321	0.0%	9,320	0.0%	18,641	18,641	0.0%

Non-GAAP net income available to common shareholders	$229,299	$185,626	23.5%	$237,477	(3.4%)	$466,776	$239,862	94.6%

Non-GAAP earnings per common share:
Basic	$1.49	$1.20	24.2%	$1.53	(2.6%)	$3.01	$1.54	95.5%
Diluted	$1.42	$1.14	24.6%	$1.45	(2.1%)	$2.87	$1.46	96.6%
Weighted average number of common shares outstanding:
Basic	154,234	155,024	(0.5%)	155,508	(0.8%)	154,869	156,074	(0.8%)
Diluted	161,631	163,271	(1.0%)	163,444	(1.1%)	162,556	164,687	(1.3%)
Cash dividends declared per common share	$0.34	$0.31	9.7%	$0.34	0.0%	$0.68	$0.62	9.7%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 4 of 19

Consolidated Financial Summary

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2026	6/30/2025	% Change	3/31/2026	% Change	6/30/2026	6/30/2025	% Change

Net revenues:
Global Wealth Management	$956,534	$845,631	13.1%	$932,123	2.6%	$1,888,657	$1,696,190	11.3%
Institutional Group	480,694	419,779	14.5%	495,258	(2.9%)	975,952	804,708	21.3%
Other	13,576	18,876	(28.1%)	50,780	(73.3%)	64,356	38,857	65.6%

Total net revenues	$1,450,804	$1,284,286	13.0%	$1,478,161	(1.9%)	$2,928,965	$2,539,755	15.3%
Operating expenses:
Global Wealth Management	$594,687	$539,575	10.2%	$601,408	(1.1%)	$1,196,095	$1,263,729	(5.4%)
Institutional Group	388,517	358,739	8.3%	397,348	(2.2%)	785,865	716,237	9.7%
Other	168,162	172,152	(2.3%)	153,333	9.7%	321,495	282,605	13.8%

Total operating expenses	$1,151,366	$1,070,466	7.6%	$1,152,089	(0.1%)	$2,303,455	$2,262,571	1.8%
Operating contribution:
Global Wealth Management	$361,847	$306,056	18.2%	$330,715	9.4%	$692,562	$432,461	60.1%
Institutional Group	92,177	61,040	51.0%	97,910	(5.9%)	190,087	88,471	114.9%
Other	(154,586)	(153,276)	0.9%	(102,553)	50.7%	(257,139)	(243,748)	5.5%

Income before income taxes	$299,438	$213,820	40.0%	$326,072	(8.2%)	$625,510	$277,184	125.7%
Financial ratios (change in bps):
Compensation and benefits	57.4%	60.3%	(290)	57.4%	—	57.4%	59.3%	(190)
Non-compensation operating expenses	22.0%	23.1%	(110)	20.5%	150	21.2%	29.8%	(860)
Income before income taxes	20.6%	16.6%	400	22.1%	(150)	21.4%	10.9%	1,050
Effective tax rate	24.4%	27.5%	(310)	22.9%	150	23.6%	24.9%	(130)

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 5 of 19

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	6/30/2026	6/30/2025	% Change	3/31/2026	% Change
Financial Information:
Total assets	$44,907,609	$39,859,653	12.7%	$42,893,152	4.7%
Total shareholders’ equity	$6,013,241	$5,596,985	7.4%	$5,981,482	0.5%
Total common equity	$5,328,241	$4,911,985	8.5%	$5,296,482	0.6%
Goodwill and intangible assets	$(1,552,657)	$(1,594,342)	(2.6%)	$(1,561,298)	(0.6%)
DTL on goodwill and intangible assets	$93,488	$85,241	9.7%	$92,780	0.8%

Tangible common equity	$3,869,072	$3,402,884	13.7%	$3,827,964	1.1%
Preferred equity	$685,000	$685,000	0.0%	$685,000	0.0%
Financial Metrics:
Book value per common share (1)(3)	$35.15	$32.05	9.7%	$34.43	2.1%
Tangible book value per common share (1)(3)	$25.52	$22.20	15.0%	$24.89	2.5%
Return on common equity (4)	16.2%	11.9%		18.3%
Non-GAAP return on common equity (2)(4)	17.1%	15.2%		17.9%
Return on tangible common equity (5)	22.3%	17.0%		25.3%
Non-GAAP return on tangible common equity (2)(5)	23.6%	21.7%		24.8%
Pre-tax margin on net revenues	20.6%	16.6%		22.1%
Non-GAAP pre-tax margin on net revenues (2)	21.7%	20.3%		22.2%
Effective tax rate	24.4%	27.5%		22.9%
Non-GAAP effective tax rate (2)	24.4%	25.4%		22.9%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 6 of 19

Regulatory Capital (6)

(Unaudited, 000s)	6/30/2026	6/30/2025	% Change	3/31/2026	% Change
SF Regulatory Capital:
Common equity tier 1 capital	$3,890,357	$3,431,336	13.4%	$3,848,174	1.1%
Tier 1 capital	$4,575,650	$4,116,336	11.2%	$4,533,174	0.9%
Risk-weighted assets	$26,405,428	$23,588,069	11.9%	$24,288,031	8.7%
Common equity tier 1 capital ratio	14.7%	14.5%		15.8%
Tier 1 risk based capital ratio	17.3%	17.5%		18.7%
Tier 1 leverage capital ratio	11.2%	10.8%		11.4%
Stifel Bank & Trust Regulatory Capital:
Common equity tier 1 capital	$1,336,645	$1,337,013	(0.0%)	$1,353,799	(1.3%)
Tier 1 capital	$1,336,645	$1,337,013	(0.0%)	$1,353,799	(1.3%)
Risk-weighted assets	$12,185,337	$11,644,303	4.6%	$11,823,430	3.1%
Common equity tier 1 capital ratio	11.0%	11.5%		11.5%
Tier 1 risk based capital ratio	11.0%	11.5%		11.5%
Tier 1 leverage capital ratio	7.1%	7.0%		7.1%
Stifel Bank Regulatory Capital:
Common equity tier 1 capital	$958,490	$810,648	18.2%	$839,275	14.2%
Tier 1 capital	$958,490	$810,648	18.2%	$839,275	14.2%
Risk-weighted assets	$9,004,422	$6,643,960	35.5%	$7,179,043	25.4%
Common equity tier 1 capital ratio	10.6%	12.2%		11.7%
Tier 1 risk based capital ratio	10.6%	12.2%		11.7%
Tier 1 leverage capital ratio	7.1%	7.1%		7.0%
Stifel Net Capital:
Net capital	$770,000	$381,900	101.6%	$643,200	19.7%
Excess net capital	$728,800	$356,600	104.4%	$609,600	19.6%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 7 of 19

Global Wealth Management - Summary Results of Operations

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2026	6/30/2025	% Change	3/31/2026	% Change	6/30/2026	6/30/2025	% Change
Revenues:
Commissions	$147,157	$128,203	14.8%	$140,064	5.1%	$287,221	$254,029	13.1%
Principal transactions	60,240	54,463	10.6%	62,594	(3.8%)	122,834	115,032	6.8%

Transactional revenues	207,397	182,666	13.5%	202,658	2.3%	410,055	369,061	11.1%
Asset management	456,596	403,574	13.1%	459,426	(0.6%)	916,022	813,080	12.7%
Net interest	274,602	254,148	8.0%	264,368	3.9%	538,970	499,682	7.9%
Investment banking (7)	8,693	6,224	39.7%	6,072	43.2%	14,765	12,132	21.7%
Other income	9,246	(981)	nm	(401)	nm	8,845	2,235	295.7%

Net revenues	956,534	845,631	13.1%	932,123	2.6%	1,888,657	1,696,190	11.3%
Non-interest expenses:
Compensation and benefits	460,582	420,240	9.6%	472,460	(2.5%)	933,042	842,533	10.7%
Non-compensation operating expenses	134,105	119,335	12.4%	128,948	4.0%	263,053	421,196	(37.5%)

Total non-interest expenses	594,687	539,575	10.2%	601,408	(1.1%)	1,196,095	1,263,729	(5.4%)

Income before income taxes	$361,847	$306,056	18.2%	$330,715	9.4%	$692,562	$432,461	60.1%

As a percentage of net revenues (change in bps):
Compensation and benefits	48.2%	49.7%	(150)	50.7%	(250)	49.4%	49.7%	(30)
Non-compensation operating expenses	14.0%	14.1%	(10)	13.8%	20	13.9%	24.8%	(1,090)
Income before income taxes	37.8%	36.2%	160	35.5%	230	36.7%	25.5%	1,120

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 8 of 19

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s)	6/30/2026	6/30/2025	% Change	3/31/2026	% Change
Total client assets (8)	$580,077,000	$516,532,000	12.3%	$538,717,000	7.7%
Fee-based client assets (8)	$239,777,000	$206,319,000	16.2%	$219,863,000	9.1%
Transactional assets	$340,300,000	$310,213,000	9.7%	$318,854,000	6.7%
Secured client lending (9)	$4,144,000	$3,367,000	23.1%	$3,841,000	7.9%
Asset Management Revenue:
Private Client Group (10)	$390,046	$344,899	13.1%	$394,695	(1.2%)
Asset Management	44,068	39,206	12.4%	41,811	5.4%
Third-party Bank Sweep Program	3,186	5,721	(44.3%)	3,780	(15.7%)
Other (11)	19,330	13,782	40.3%	19,171	0.8%

Total asset management revenues	$456,630	$403,608	13.1%	$459,457	(0.6%)
Fee-based Assets (millions):
Private Client Group (10)	$210,049	$180,066	16.7%	$191,708	9.6%
Asset Management	49,652	44,822	10.8%	46,981	5.7%
Elimination (12)	(19,924)	(18,569)	7.3%	(18,826)	5.8%

Total fee-based assets	$239,777	$206,319	16.2%	$219,863	9.1%
Third-party Bank Sweep Program	$392	$568	(31.0%)	$475	(17.5%)
ROA (bps) (13):
Private Client Group (10)	81.4	83.1		80.3
Asset Management	35.5	35.0		35.6
Third-party Bank Sweep Program	358.3	389.3		358.9

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 9 of 19

Global Wealth Management - Statistical Information (Cont.)

	As of and for the Three Months Ended
(Unaudited, millions)	6/30/2026	6/30/2025	% Change	3/31/2026	% Change
Stifel Bancorp Deposits:
Smart Rate Deposits	$13,354	$15,015	(11.1%)	$14,288	(6.5%)
Sweep Deposits	10,939	9,847	11.1%	11,529	(5.1%)
Direct Wealth Management Deposits at Stifel Bancorp	190	102	86.3%	227	(16.3%)

Total Stifel Bancorp Wealth Management Deposits	24,483	24,964	(1.9%)	26,044	(6.0%)
Other Bank Deposits	7,781	3,709	109.8%	4,753	63.7%

Total Stifel Bancorp Deposits	$32,264	$28,673	12.5%	$30,797	4.8%

Short-term Treasuries (14)	$6,742	$6,418	5.0%	$6,330	6.5%
Third-party Commercial Treasury Deposits (15)	$3,058	$3,318	(7.8%)	$5,675	(46.1%)
Wealth Management Cash:
Stifel Bancorp Wealth Management Deposits	$24,483	$24,964	(1.9%)	$26,044	(6.0%)
Third-party Bank Sweep Program (15)	392	568	(31.0%)	475	(17.5%)
Third-party Treasury (15)	—	217	nm	—	0.0%
Other Sweep Cash	713	551	29.4%	648	10.0%
Money Market Mutual Funds	17,330	15,297	13.3%	17,173	0.9%

Total Wealth Management Cash	$42,918	$41,597	3.2%	$44,340	(3.2%)

Client money market and insured product (16)	$25,398	$25,981	(2.2%)	$26,940	(5.7%)
Third-party Deposits Available to Stifel Bancorp (15)	$3,450	$4,103	(15.9%)	$6,150	(43.9%)

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 10 of 19

Institutional Group - Summary Results of Operations

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2026	6/30/2025	% Change	3/31/2026	% Change	6/30/2026	6/30/2025	% Change
Revenues:
Commissions	$74,305	$72,466	2.5%	$67,770	9.6%	$142,075	$140,310	1.3%
Principal transactions	79,851	118,140	(32.4%)	87,627	(8.9%)	167,478	199,231	(15.9%)

Transactional revenues	154,156	190,606	(19.1%)	155,397	(0.8%)	309,553	339,541	(8.8%)
Capital raising	165,898	99,931	66.0%	116,902	41.9%	282,800	194,495	45.4%
Advisory	157,363	127,305	23.6%	218,438	(28.0%)	375,801	264,775	41.9%

Investment banking	323,261	227,236	42.3%	335,340	(3.6%)	658,601	459,270	43.4%
Other income (17)	3,277	1,937	69.2%	4,521	(27.5%)	7,798	5,897	32.2%

Net revenues	480,694	419,779	14.5%	495,258	(2.9%)	975,952	804,708	21.3%
Non-interest expenses:
Compensation and benefits	285,504	257,697	10.8%	295,870	(3.5%)	581,374	510,282	13.9%
Non-compensation operating expenses	103,013	101,042	2.0%	101,478	1.5%	204,491	205,955	(0.7%)

Total non-interest expenses	388,517	358,739	8.3%	397,348	(2.2%)	785,865	716,237	9.7%

Income before income taxes	$92,177	$61,040	51.0%	$97,910	(5.9%)	$190,087	$88,471	114.9%

As a percentage of net revenues (change in bps):
Compensation and benefits	59.4%	61.4%	(200)	59.7%	(30)	59.6%	63.4%	(380)
Non-compensation operating expenses	21.4%	24.1%	(270)	20.5%	90	20.9%	25.6%	(470)
Income before income taxes	19.2%	14.5%	470	19.8%	(60)	19.5%	11.0%	850

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 11 of 19

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	6/30/2026	6/30/2025	% Change	3/31/2026	% Change
Stifel Bancorp Financial Information:
Total assets	$35,278,437	$31,115,875	13.4%	$33,303,655	5.9%
Total shareholder’s equity	$2,334,646	$2,191,619	6.5%	$2,248,327	3.8%
Total loans, net (includes loans held for sale)	$24,805,104	$21,447,860	15.7%	$22,185,318	11.8%
Residential real estate	9,619,618	8,906,739	8.0%	9,363,547	2.7%
Fund banking	5,767,990	3,910,070	47.5%	3,737,366	54.3%
Commercial and industrial	4,529,422	3,536,227	28.1%	4,170,090	8.6%
Securities-based loans	2,977,657	2,568,050	16.0%	2,749,987	8.3%
Construction and land	977,377	1,217,561	(19.7%)	1,229,903	(20.5%)
Commercial real estate	412,809	429,243	(3.8%)	440,993	(6.4%)
Other	289,812	254,395	13.9%	271,574	6.7%
Loans held for sale	373,591	800,766	(53.3%)	348,331	7.3%
Investment securities	$8,410,858	$8,130,970	3.4%	$8,449,776	(0.5%)
Available-for-sale securities, at fair value	1,529,505	1,546,392	(1.1%)	1,588,549	(3.7%)
Held-to-maturity securities, at amortized cost	6,881,353	6,584,578	4.5%	6,861,227	0.3%
Unrealized losses on available-for-sale securities	(115,080)	(129,654)	(11.2%)	(113,790)	1.1%
Total deposits	$32,264,006	$28,673,063	12.5%	$30,797,336	4.8%
Demand deposits (interest-bearing)	31,476,634	28,171,862	11.7%	30,350,046	3.7%
Demand deposits (non-interest-bearing)	498,688	373,823	33.4%	47,418	951.7%
Certificates of deposit	288,684	127,378	126.6%	399,872	(27.8%)

Credit Metrics:
Allowance for credit losses	$150,093	$166,410	(9.8%)	$142,692	5.2%
Allowance as a percentage of retained loans	0.61%	0.80%		0.65%
Net charge-offs as a percentage of average loans	0.03%	0.06%		0.11%
Total nonperforming assets	$125,615	$157,348	(20.2%)	$105,993	18.5%
Nonperforming assets as a percentage of total assets	0.36%	0.51%		0.32%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 12 of 19

Stifel Bancorp - Loan and Investment Portfolio

(Unaudited, millions)	6/30/2026	% of Total Portfolio
Loan Portfolio			Commercial Portfolio by Major Sector
Residential real estate	$9,620	30%	Financials	$1,157	26%
Securities-based loans	2,978	9%	Industrials	843	19%
Home equity lines of credit and other	290	1%	Information technology	779	17%

Total consumer	12,888	40%	Consumer discretionary	309	7%

Fund banking	5,768	18%	Materials	289	6%
Commercial and industrial	4,529	14%	Healthcare	273	6%
Construction and land	977	3%	Communication services	257	6%
Commercial real estate	413	2%	REITs	255	6%

Total commercial	11,687	37%	Hotel, leisure, restaurants	246	5%

Total loan portfolio	24,575	77%	Consumer staples	117	3%

Unfunded commitments	7,234	23%

Total	$31,809	100%

			CLO by Major Sector
			Banking, finance, insurance, & real estate	$701	10%
Investment Portfolio			High tech industries	689	10%
CLO	$6,826	80%	Healthcare & pharmaceuticals	646	9%
Agency MBS	1,202	14%	Services: business	627	9%
Corporate bonds	361	4%	Hotel, gaming, & leisure	350	5%
SBA	68	1%	Construction & building	268	4%
Student loan ARS	65	1%	Beverage, food, & tobacco	253	4%
CMBS	1	0%	Capital equipment	223	3%
Other	3	0%	Services: consumer	223	3%

Total Portfolio	$8,526	100%	Chemicals, plastics, & rubber	214	3%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 13 of 19

Loans and Lending Commitments - Allowance for Credit Losses

	June 30, 2026
	Loans and Lending
(Unaudited, 000s)	Commitments	ACL	ACL %	Q2 Provision
Residential real estate	$9,619,618	$12,389	0.1%	$1,401
Fund banking	5,767,990	8,809	0.2%	1,334
Commercial and industrial	4,529,422	79,053	1.7%	15,171
Securities-based loans	2,977,657	3,509	0.1%	209
Construction and land	977,377	10,687	1.1%	(6,368)
Commercial real estate	412,809	4,919	1.2%	(732)
Other	289,812	1,319	0.5%	630

Loans held for investment, gross	24,574,685	120,685	0.5%	11,645
Loans held for sale	373,591

Total loans, gross	24,948,276
Lending-related commitments (unfunded)	7,234,297	29,408	0.4%	893

Loans and lending-related commitments	$32,182,573	$150,093		$12,538

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 14 of 19

Consolidated Non-GAAP Net Interest Income (2)

	Three Months Ended
	June 30, 2026			June 30, 2025			March 31, 2026
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$2,000.1	$17.8	3.56%	$1,924.5	$20.8	4.32%	$2,310.3	$20.3	3.52%
Financial instruments owned	1,489.0	9.0	2.43%	1,367.1	9.3	2.73%	1,516.9	8.4	2.21%
Margin balances	1,114.6	16.9	6.07%	830.2	14.4	6.92%	1,022.9	15.4	6.02%
Investments:
Asset-backed securities	6,795.3	90.6	5.33%	6,735.2	101.8	6.05%	6,556.6	87.5	5.33%
Mortgage-backed securities	1,222.7	10.9	3.55%	1,133.3	9.0	3.16%	1,182.8	10.3	3.48%
Corporate fixed income securities	361.1	2.2	2.45%	464.8	3.1	2.69%	373.5	2.4	2.57%
Other	4.8	—	2.55%	4.8	—	2.55%	4.8	—	2.55%

Total investments	8,383.9	103.7	4.95%	8,338.1	113.9	5.47%	8,117.7	100.2	4.94%
Loans:
Residential real estate	9,465.8	98.6	4.17%	8,798.4	85.0	3.86%	9,299.5	95.4	4.10%
Commercial and industrial	4,393.8	68.7	6.25%	4,005.4	73.2	7.31%	4,171.8	62.7	6.02%
Fund banking	4,736.2	73.2	6.18%	3,773.9	67.0	7.10%	3,862.0	59.4	6.15%
Securities-based loans	2,875.2	39.4	5.49%	2,503.3	38.7	6.19%	2,676.7	36.6	5.46%
Commercial real estate	421.1	6.5	6.15%	449.3	9.6	8.58%	437.1	7.4	6.76%
Construction and land	1,105.9	18.2	6.58%	1,214.4	21.8	7.19%	1,251.4	20.4	6.54%
Loans held for sale	348.2	6.8	7.77%	496.9	10.8	8.71%	472.8	10.3	8.69%
Other	276.7	4.6	6.73%	250.5	4.5	7.13%	271.3	4.1	6.09%

Total loans	23,622.9	316.0	5.35%	21,492.1	310.6	5.78%	22,442.6	296.3	5.28%
Other interest-bearing assets	1,155.6	12.7	4.40%	928.0	8.1	3.45%	1,071.3	10.4	3.88%

Total interest-bearing assets/ interest income	37,766.1	476.1	5.04%	34,880.0	477.1	5.47%	36,481.7	451.0	4.95%
Interest-bearing liabilities:
Senior notes	617.7	7.1	4.62%	616.9	7.1	4.62%	617.5	7.1	4.62%
Deposits	30,348.1	163.5	2.16%	28,463.0	187.5	2.64%	29,154.1	150.9	2.07%
Other interest-bearing liabilities (19)	1,931.0	17.4	3.59%	1,563.3	12.2	3.11%	1,726.9	16.3	3.78%

Total interest-bearing liabilities/ interest expense	$32,896.8	188.0	2.29%	$30,643.2	206.8	2.70%	$31,498.5	174.3	2.21%

Net interest income/margin		$288.1	3.05%		$270.3	3.10%		$276.7	3.03%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 15 of 19

Stifel Bancorp Net Interest Income

	Three Months Ended
	June 30, 2026			June 30, 2025			March 31, 2026
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$954.5	$11.8	4.93%	$1,098.1	$13.1	4.77%	$1,176.9	$11.5	3.92%
Investments	8,383.9	103.7	4.95%	8,338.1	113.9	5.47%	8,117.7	100.2	4.94%
Loans	23,622.9	316.0	5.35%	21,492.1	310.6	5.78%	22,442.6	296.3	5.28%
Other interest-bearing assets	68.5	0.9	5.69%	66.0	1.0	5.59%	66.4	0.9	5.14%

Total interest-bearing assets/ interest income	$33,029.8	$432.4	5.24%	$30,994.3	$438.6	5.66%	$31,803.6	$408.9	5.14%
Interest-bearing liabilities:
Deposits	$30,348.1	$163.5	2.16%	$28,463.0	$187.5	2.64%	$29,154.1	$150.9	2.07%
Other interest-bearing liabilities	177.4	2.1	4.66%	143.4	2.0	5.44%	144.9	1.8	5.09%

Total interest-bearing liabilities/ interest expense	$30,525.5	165.6	2.17%	$28,606.4	189.5	2.65%	$29,299.0	152.7	2.09%

Net interest income/margin		$266.8	3.23%		$249.1	3.22%		$256.2	3.22%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 16 of 19

GAAP to Non-GAAP Reconciliation

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2026	6/30/2025	Change	3/31/2026	Change	6/30/2026	6/30/2025	Change
GAAP net revenues	$1,450,804	$1,284,286		$1,478,161		$2,928,965	$2,539,755
Gain on sale of business (18)	2,500	—		(49,784)		(47,284)	—
Litigation-related and other (19)	—	92		13,145		13,145	78

Total non-GAAP adjustments	2,500	92		(36,639)		(34,139)	78

Non-GAAP net revenues	1,453,304	1,284,378		1,441,522		2,894,826	2,539,833

GAAP compensation and benefits expense	833,018	774,936		848,334		1,681,352	1,507,156
Merger-related and other (20)	(4,135)	(2,946)		(17,628)		(21,763)	(7,002)
Restructuring and severance (21)	(499)	(27,041)		(1,831)		(2,330)	(27,041)

Total non-GAAP adjustments	(4,634)	(29,987)		(19,459)		(24,093)	(34,043)

Non-GAAP compensation and benefits expense	828,384	744,949		828,875		1,657,259	1,473,113

GAAP non-compensation operating expenses	318,348	295,530		303,755		622,103	755,415
Merger-related (20)	(8,921)	(17,338)		(11,187)		(20,108)	(25,957)

Non-GAAP non-compensation operating expenses	309,427	278,192		292,568		601,995	729,458

Total adjustments	(16,055)	(47,417)		5,993		(10,062)	(60,078)

GAAP provision for income taxes	72,961	58,765		74,653		147,614	69,137
Merger-related and other (22)	3,912	7,525		(1,371)		2,541	9,622

Non-GAAP provision for income taxes	76,873	66,290		73,282		150,155	78,759

Financial ratios (change in bps):
Compensation and benefits	57.0%	58.0%	(100)	57.5%	(50)	57.2%	58.0%	(80)
Non-compensation operating expenses	21.3%	21.7%	(40)	20.3%	100	20.8%	28.7%	(790)
Income before income taxes	21.7%	20.3%	140	22.2%	(50)	22.0%	13.3%	870
Effective tax rate	24.4%	25.4%	(100)	22.9%	150	23.6%	23.4%	20

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 17 of 19

Footnotes

(1)	All share and per share information has been retroactively adjusted to reflect the February 2026 three-for-two stock split.

(2)	Please refer to the GAAP to Non-GAAP Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(3)

Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per common share, a non-GAAP financial measure, represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.

(4)

Return on average common equity (“ROCE”), a non-GAAP financial measure, is calculated by dividing full year or annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of adjusted ROCE, calculated by dividing full year or annualized non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(5)

Return on average tangible common equity (“ROTCE”), a non-GAAP financial measure, is calculated by dividing full year or annualized net income applicable to common shareholders by average tangible common equity or, in the case of adjusted ROTCE, calculated by dividing full year or annualized non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $93.1 million, $84.3 million, and $92.5 million, as of June 30, 2026 and 2025, and March 31, 2026, respectively.

(6)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, July 22, 2026.
(7)	Includes capital raising and advisory revenues.

(8)

Total client assets and fee-based client assets as of June 30, 2025, include $9.7 billion and $4.6 billion, respectively, of client assets from the Stifel Independent Advisors business that was sold on February 2, 2026.

(9)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.

(10)	Includes Private Client Group and Trust Business.
(11)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.

(12)	Asset management assets managed in Private Client Group or Trust accounts.
(13)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average daily balances for Individual Program Banks.

(14)	Represents client assets in Treasury Securities with maturities of 52 weeks or less.
(15)	The Company sweeps certain commercial treasury deposits to third-party banks, which can be brought back on balance sheet to support liquidity needs.

(16)	Includes Smart Rate Deposits, Sweep Deposits, Third-party Bank Sweep Program, and Other Sweep Cash.
(17)	Includes net interest, asset management, and other income.

(18)	Gain recognized on the sale of Stifel Independent Advisors during the first quarter of 2026.
(19)	Primarily related to prejudgment interest recognized on legal matters.

(20)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

(21)	The Company recorded severance costs associated with workforce reductions in certain of its foreign subsidiaries.

(22)	Primarily represents the Company’s effective tax rate for the period applied to the non-GAAP adjustments.

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 18 of 19

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s second quarter earnings release issued July 22, 2026.

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2026 Earnings Release	Page 19 of 19